UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934
Date of Report (Date of earliest event reported)  October 23, 2006
                                                 ------------------
                      PETMED EXPRESS, INC.
                  ----------------------------
     (Exact name of registrant as specified in its charter)

         Florida               000-28827            65-0680967
----------------------------------------------------------------------
(State or other jurisdiction  (Commission         (IRS Employer
     of incorporation)        File Number)     Identification No.)

    1441 S.W. 29th Avenue, Pompano Beach, Florida       33069
----------------------------------------------------------------------
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code  (954) 979-5995
                                                   ----------------

   -----------------------------------------------------------
   (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule
           14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule
           13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events

     On October 23, 2006, PetMed Express, Inc. discussed its financial results for the quarter ended September 30, 2006. A copy of the conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

 (c)  Exhibits

 99.1 Conference call transcript by PetMed Express, Inc. on October 23, 2006




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                 PETMED EXPRESS, INC.

Date:  October 25, 2006          By:/s/ Menderes Akdag
                                    -------------------------------------
                                    Menderes Akdag,
                                    Chief Executive Officer and President

                                 By:/s/ Bruce S. Rosenbloom
                                    -------------------------------------
                                    Bruce S. Rosenbloom,
                                    Chief Financial Officer

                          EXHIBIT INDEX

Exhibit No.                Description


99.1 Conference call transcript by PetMed Express, Inc. on October 23, 2006
















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